UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]           Preliminary Information Statement

[   ]           Definitive Information Statement

[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

FRESH HARVEST PRODUCTS, INC.

(Name of Registrant As Specified In Its Charter)

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[   ]           check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FRESH HARVEST PRODUCTS, INC.

280 MADISON AVE
SUITE 1005
NEW YORK, NY 10016

917.652.8030

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

To our Stockholders:

This Information Statement is to be mailed on or about April __, 2010 to the stockholders of record on April 5, 2010 (the “Record Date”) of Fresh Harvest Products, Inc., a New Jersey corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of April 5, 2010.  The actions to be taken pursuant to the written consent shall be taken on or about April __, 2010, approximately 20 days after the mailing of this information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

New York, NY

Date: April __, 2010

By Order of the Board of Directors,

By:	/s/ Michael J. Friedman
Chairman of the Board

NOTICE OF ACTION TO BE TAKEN

PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS,

DATED APRIL 5, 2010

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated April 5, 2010, in lieu of a special meeting of the stockholders.  Such action will be taken on or about April __, 2010 to amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company from 200,000,000 shares to 500,000,000 shares

OUTSTANDING SHARES AND VOTING RIGHTS

As of April 5, 2010 (the “Record Date”), the Company's authorized capitalization consisted of 200,000,000 shares of Common Stock, of which all 200,000,000 shares were issued and outstanding.  Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders.

The following shareholders voted in favor of the Proposal (“Consenting Shareholders”)**:

Name	Number of Shares
Michael J. Friedman (1)	6,770,307
Dominick Cingari (2)	3,350,000
Jay Odintz (3)	1,100,000
Arthur Friedman (4)	9,097,501
Marcia Roberts (5)	10,450,000
Nicole Welk (6)	18,800,000
Steven Hightower (6)	17,875,319
Van Gogh Video, Inc. (6)	19,500,000
Ryan Milun (6)	3,928,347
Donald Bufalini (6)	13,500,000

Total	104,368,141

(1)

President, Chief executive Officer and Chairman of the Board of Directors

(2)

Director

(3)

 Director

(4)

Father of F Michael J. Friedman

(5)

Mother of Michael J. Friedman

(6)

This Consenting Shareholder has a working relationship with each of the other Consenting Shareholders and the Company.

**All Consenting Shareholders have been actively involved in the Company’s sales and marketing efforts and its search for acquisition candidates. As such, the Consenting Shareholders are in regular contact with each other and the Company with regard to the Company’s business activities and affairs. Accordingly, the Consenting Shareholders concluded, as a group, that the Company had an obvious need to increase the number of shares it is authorized to issue. This conclusion was based upon the foregoing relationships and common activities and the result of group efforts and discussions and not at the direction of anyone person. Accordingly, it is the Company’s belief that “solicitation” as described and intended under Regulation 14A did not occur in obtaining the majority consent in the present situation. Furthermore, in the alternative, if deemed  a “solicitation”, it is the Company’s belief that since such activity was not conducted by the Company or on behalf of the Company by anyone person, the exemption for “solicitations” of  not more than 10 shareholders under Rule 14a-2 is applicable.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders.  The Company anticipates that the actions contemplated herein will be effected on or about the close of business on April __, 2010.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to Section 14A:5-6(2)(b) of the General Corporation Law of the State of New Jersey.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify the Company’s shareholders as of the close of business on, April 5, 2010 (the “Record Date”) of corporate action expected to be taken pursuant to the consents or authorizations of shareholders representing a majority of the Company’s Common Stock.

Shareholders holding a majority of the Company’s outstanding Common Stock voted in favor of the corporate action outlined in this Information Statement, namely, to authorize an increase in the number of authorized shares of the Company’s Common Stock; and to authorize the filing of an amendment of the Company’s Articles of Incorporation (the “Proposal”), attached as Exhibit A.

DO DISSENTERS TO THIS PROPOSED CORPORATE ACTION HAVE DISSENTERS’ RIGHT OF APPRAISAL?

The New Jersey Business Corporation Law does not provide for dissenter’s rights of appraisal in connection with the proposed action.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of Common Stock as of record on the Record Date will be entitled to notice of each matter to be voted upon pursuant to consents or authorizations.  Specifically, pursuant to Section 14A:5-6 of the New Jersey Business Corporation Act, we are required to provide prompt notice of the taking of the corporate action described above without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as such notice. This Information Statement will be mailed on or about April __, 2010 to stockholders of record as of the Record Date, and is being delivered to inform you of the corporate action described herein before such action takes effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934.

Shareholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the Company’s outstanding shares of Common Stock voted in favor of the Proposals. The approval of this action by written consent is made possible by Section 14A:5-6 of the New Jersey Business Corporation Act, which provides that the written consent of the holders of outstanding shares of voting stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors elected to utilize the written consent of the holders of more than a majority of our voting securities. No action by the minority shareholders in connection with the Proposals is required.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the proposals consists of the vote of the holders of a majority of the voting power of the Common Stock, each of whom is entitled to one vote per share. As of the Record Date, 200,000,000 shares of Common Stock were issued and outstanding.

WHAT CORPORATE MATTERS HAVE THE SHAREHOLDERS VOTED FOR?

Shareholders holding a majority of our outstanding stock have voted in favor of the following Proposal:

“TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.0001 PER SHARE, OF THE COMPANY FROM 200,000,000 SHARES TO 500,000,000 SHARES.”

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

The affirmative vote of a majority of the shares of our Common Stock outstanding on the Record Date is required for approval of the Proposals. A majority of the outstanding shares of Common Stock voted in favor of the Proposals.

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table identifies, as of April 5, 2010, the number and percentage of outstanding shares of Common Stock owned by (i) each person known to the Company who owns more than five percent of the outstanding Common Stock, (ii) each named executive officer and director, and (iii) and all executive officers and directors of the Company as a group:

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock
Michael J. Friedman Dominick Cingari Jay Odintz Marcia Roberts Nicole Welk Steven Hightower Van Gogh Video, Inc. Donald Bufalini	6,770,307 3,350,000 1,100,000 10,450,000 18,800,000 17,875,319 19,500,000 13,500,000	3.39% 1.68% 0.55% 5.23% 9.40% 8.94% 9.75% 6.75%
All executive officers and directors as a group (consisting of 3 individuals)

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants, or convertible debt currently exercisable or convertible, or exercisable or convertible within 60 days of April __, 2010 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. Percentages are based on a total of 200,000,000 shares of Common Stock outstanding on April 5, 2010, and the shares issuable upon the exercise of options, warrants exercisable, and debt convertible on or within 60 days of April __, 2010.

PROPOSAL

TO AMEND THE ARTICLES OF INCORPORATION TO

INCREASE THE AUTHORIZED SHARES

On April 5, 2010, the majority stockholders of the Company approved an amendment to the Company’s Articles of Incorporation, to increase the number of authorized shares of the Company’s Common Stock from 200,000,000 to 500,000,000.  The Company currently has authorized capital stock of 200,000,000 shares of Common Stock and approximately all 200,000,000 shares of Common Stock are outstanding as of April 5, 2010.  The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as attracting qualified employees, additional equity financings and stock based acquisitions.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock.  However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

As of April 5, 2010, all of the Company’s currently authorized 200,000,000 shares of Common Stock are issued and outstanding.  The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences.  Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences.  The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Stockholders should recognize that, as a result of this proposal, they will own a fewer percentage of shares with respect to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

Forward-Looking Statements and Information

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB with the Securities and Exchange Commission. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

By Order of the Board of Directors,

/s/ Michael J. Friedman
Michael J. Friedman
Chairman, President & Chief Executive Officer
New York, New York
April __, 2010

Exhibit A

New Jersey Division of Revenue

Certificate of Amendment to the Certificate of Incorporation

(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation hereby executes the following Certificate of Amendment to its Certificate of Incorporation:

1.	Name of Corporation: FRESH HARVEST PRODUCTS, INC.
2.

The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 5th day of April, 2010

         Resolved, that Article Five of the Certificate of Incorporation be amended to read as follows:

The capital stock of the corporation shall consist of 500,000,000 shares of common stock, $0.0001 par value, and 50,000,000 shares of preferred stock, $0.0001 par value.

3.

The number of shares outstanding at the time of the adoption of the amendment was: 200,000,000

The total number of shares entitled to vote thereon was:  200,000,000

If the shares of any class or series are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).

Not Applicable.

4.

The number of shares voting for and against such amendment is as follows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for or against the amendment, respectively).

Number of Shares Voting for Amendment                                Number of Shares Voting Against Amendment

                      104,368,141                                                                                         None

5.	Not Applicable.

6.	Not Applicable.

BY:
	Signature:	Date:
Name: Michael J. Friedman Title: President, Chief Executive Officer and Chairman of the Board